UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 11, 2008

PREMIERE GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA

(State or Other Jurisdiction of Incorporation)

000-27778	59-3074176

(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road, NW, Suite 1000, Atlanta, Georgia 30305

(Address of Principal Executive Offices)	(Zip Code)

404-262-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        At the 2008 annual meeting of shareholders of Premiere Global Services, Inc. held on June 11, 2008, our shareholders approved our amended and restated 2004 long-term incentive plan and our amended and restated 2000 directors stock plan. Employees, officers, directors and consultants selected by the compensation committee of our board of directors are eligible to participate in our 2004 plan, including our principal executive officer, principal financial officer and our other named executive officers. A total of 6,000,000 shares of our common stock are reserved and available for issuance pursuant to awards granted under our 2004 plan (4,000,000 original shares and 2,000,000 shares newly added pursuant to the amendment and restatement). Our non-employee directors participate in our directors stock plan. A total of 2,000,000 shares of our common stock are reserved and available for issuance pursuant to awards granted under our directors stock plan (the aggregate number of shares authorized for issuance pursuant to our directors stock plan did not change).

        A description of the amendments and the material terms of our 2004 plan and our directors stock plan were included in our definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on April 18, 2008.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Premiere Global Services, Inc. Amended and Restated 2004 Long-Term Incentive Plan (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2008).

10.2	Premiere Global Services, Inc. Amended and Restated 2000 Directors Stock Plan (incorporated herein by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2008).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

Date: June 11, 2008	By:	/s/ Scott Askins Leonard
Scott Askins Leonard Senior Vice President - Legal, General Counsel and Secretary

EXHIBIT INDEX

10.1	Premiere Global Services, Inc. Amended and Restated 2004 Long-Term Incentive Plan (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2008).

10.2	Premiere Global Services, Inc. Amended and Restated 2000 Directors Stock Plan (incorporated herein by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2008).